EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Zeros & Ones, Inc. (the "Company") on Form 10-KSB for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert J. Holtz, Chief Financial Officer and Chairman of the Board of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief.

        (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                ZEROS & ONES, INC.

                                                /s/Robert J. Holtz
                                                --------------------------------
                                                Robert J. Holtz, Chief Financial
                                                Officer, and Chairman of the
                                                Board

Dated: April 14, 2004